December 31, 2001


Annual Report01


                                                 Institutional Money Market Fund

                                     Advised by Barclays Global Fund Advisors
                                     Sponsored and distributed by Stephens Inc., Member NYSE/SIPC

                                                 Barclays Global Investors Funds

Table of Contents

To Our Shareholders........................................................    1
Market Overview............................................................    2
Managers' Discussion and Analysis..........................................    3

Institutional Money Market Fund

  Financial Statements.....................................................    4
  Financial Highlights.....................................................    6
  Notes to the Financial Statements........................................    7
  Independent Accountants' Report..........................................    9
  Trustees Information (Unaudited).........................................   13

Money Market Master Portfolio
  Schedule of Investments..................................................   14
  Financial Statements.....................................................   17
  Notes to the Financial Statements........................................   18
  Independent Accountants' Report..........................................   20
  Trustees Information (Unaudited).........................................   21

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

To Our Shareholders

     The 2001 fiscal year was marked with continued volatility. Highlights from the one-year period include:

     . The Nasdaq Composite Index experienced its worst first quarter performance in history, and the S&P 500 experienced its worst first quarter in twenty three years.

     . The Federal Reserve Board lowered short-term interest rates 11 times during the year, bringing the federal funds rate to 1.75% and the discount rate to 1.25%.

     . The federal government passed a 10-year, $1.35 trillion tax-cut package.

     . The terrorist attack on September 11 that tragically took the lives of more than 3,000 people and affected lives around the world also resulted in the equity markets remaining closed for four days, the longest period since World War I.

     As we look back on another period of extreme market activity, we urge investors to maintain a long-term perspective when making investment decisions. While one Fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short-or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring temporary market swings.

     Barclays Global Investors Funds, Inc. (the "Company") redomiciled from a Maryland Corporation to a Delaware business trust effective January 11, 2002. The name of the new Delaware business trust is Barclays Global Investors Funds (the "Trust"). The Trust has adopted the registration statement of the Company and will continue to offer multiple series, including the Funds in this annual report.

     The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

Barclays Global Investors Family of Funds                          February 2002

Barclays Global Investors Funds Market Overview
12-Month Period Ended December 31, 2001

U.S. Equity Markets

     The U.S. stock market endured another volatile period during 2001, dipping to historic first quarter lows before erasing some of those losses in the second quarter. As the year opened, consumer confidence, marked as the "critical factor" by Federal Reserve Chairman Alan Greenspan, plunged to its lowest level in four years. Earnings disappointments, job cuts, and weak economic indicators continued to plague equity markets. Driven by continued weakness among technology stocks, the Nasdaq experienced its worst first quarter performance in history, and the S&P 500 experienced its worst first quarter in 23 years.

     In response to the bleak economic signs and weak markets, the Federal Reserve Board (the "Fed") began a campaign to stimulate the sagging economy. After eleven rate cuts, the Fed had lowered short-term rates a total of 4.75%. By year end, the federal funds rate stood at 1.75%, its lowest level in 40 years. The federal government also acted to stimulate the economy. In the second quarter, a $1.35 trillion tax cut was passed, including a tax rebate intended to inject capital into the economy.

     Despite these actions, discouraging economic signs and poor earnings growth weighed on the markets for much of the year. The terrorist attack on September 11 accelerated the broad market sell off. After remaining closed for four days following the attack, equity markets reopened on September 17. Despite the combined effects of monetary stimulus from the Fed and fiscal stimulus from the federal government, equity markets declined sharply through the remainder of the month. The losses resulted in the largest quarterly declines for both the S&P 500 and the Dow Industrials since the quarter that included the stock market crash of 1987. In the fourth quarter, markets rallied, with the S&P 500 Index gaining 10.69%. Other economic indicators delivered positive news: inventories declined, factory orders surged, housing starts increased, and consumer confidence rose. Although job losses remained high and third quarter GDP shrank, many investors found cause to be optimistic about economic recovery.

U.S. Fixed Income Markets

     Like U.S. equity markets, bond markets experienced a volatile year. However, because what is positive for stocks typically tends to be negative for bonds and vice versa, the bond markets' performance pattern was opposite the equities markets'. During the first few months of the year, the weakening U.S. economy increased bond market returns. As the economy slowed, interest rates dropped, driving bond prices up. Spurred by the Fed's actions, short-term interest rates enjoyed big gains.

     Corporate bonds also performed well. As corporate spreads tightened from historical peaks, corporate bonds outperformed duration-matched Treasury bonds.

     During the second quarter, the signs of possible economic recovery that buoyed equity markets hurt bonds, particularly long-term Treasury bonds. Because the prospect of economic strength brought with it the potential for inflation, long-term rates crept up during the second quarter. The federal government's tax cut also lowered projections of future government budget surpluses. This led investors to conclude that the Treasury would not be able to buy back as many of its outstanding bonds. Meanwhile, additional Fed rate cuts helped short-term yields to drift lower through the second quarter.

     In the wake of the September 11 events, the Fed lowered short-term rates in an attempt to boost investor confidence. This move caused a further steepening of the yield curve. A flight to quality that led investors from equities and lower-quality bonds to the safe haven of government securities, particularly short-term issues, contributed to the steep yield curve. For Treasury bonds, yields reached their lows in early November before spiking upward as investors began anticipating an economic recovery, as the stock market rebounded strongly, and as the campaign in Afghanistan progressed successfully. Long-term bonds rallied more than 8.5% in October, when the Treasury announced its suspension of the 30-year bond, but erased those gains in November and December as yields increased. The best performer for all of 2001 was corporate bonds. For the year, the credit sector returned 10.4%, representing the best year on record for the sector.

Managers' Discussion & Analysis

                         Institutional Money Market Fund
                           Performance as of 12/31/01

--------------------------------------------------------------------------------
                                Seven-Day Yield
--------------------------------------------------------------------------------
                                                     Distributor Shares    1.97%
                                                   Institutional Shares    2.10%
--------------------------------------------------------------------------------

The seven-day yield is an annualized yield for the seven-day period ended December 31, 2001. "Annualized yield" refers to the interest you would earn if you held a share of the Institutional Money Market Fund for one year; the yield is prorated if you hold a share of the Fund for a shorter period of time. The yield reflects fluctuations in interest rates on the Fund's investments and expenses for the Fund's administration and management.

     The U.S. economy showed signs of weak growth throughout the year ended December 31, 2001. According to official reports, the economy slipped into recession starting in March. In an effort to keep the recession short and shallow, the Federal Reserve Board (the "Fed") cut its target federal funds rate eleven times during the year to 1.75%, its lowest level in 40 years. The discount rate followed closely behind to end the year at 1.25%.

     Throughout the first quarter, a significant portion of the Fund was positioned to mature within one month, as many securities with longer maturities were priced to incorporate another inter-meeting and/or overly aggressive Fed move. After a positive consumer confidence report caused yields on assets to increase, the Fund chose to exercise its lengthening strategy. This proved advantageous and prudent as the Fed eased aggressively and then moved to a moderate pace late in the second quarter. During the second and third quarters, anticipating further Fed rate cuts, the fund purchased assets with maturities between three and six months.

     The Fund benefited from positive performance during the fourth quarter, which was due in large part to the longer-maturity paper purchased in the second and third quarters, along with some well-timed opportunities taken in the fourth quarter. Given the large amount of Fed easing done in 2001, maintaining a longer weighted average maturity throughout the year proved advantageous.

     As we move into 2002, we continue to watch for signs leading to a reversal in monetary policy. This will most likely begin with a restocking of business inventories and will inevitably lead to increased consumer spending. While that is happening, we will be cautious to execute as we look for opportunities that compensate for a re-acceleration beginning as early as the second quarter of 2002.

The Institutional Money Market Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

INSTITUTIONAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001
--------------------------------------------------------------------------------

ASSETS

Investments:
  Investment in Money Market Master Portfolio
    ("Master Portfolio"), at value (Note 1)                      $1,203,658,269
                                                                 --------------
Total Assets                                                      1,203,658,269
                                                                 --------------

LIABILITIES

Payables:
  Distribution to shareholders                                        1,225,935
  Administration fees (Note 2)                                           46,088
                                                                 --------------
Total Liabilities                                                     1,272,023
                                                                 --------------
NET ASSETS                                                       $1,202,386,246
                                                                 ==============

Net assets consist of:
  Paid-in capital                                                $1,202,386,246
                                                                 --------------
NET ASSETS                                                       $1,202,386,246
                                                                 ==============
Distributor Shares:
  Net assets                                                     $        5,618
                                                                 ==============
  Shares outstanding                                                      5,618
                                                                 ==============
  Net asset value and offering price per share                   $         1.00
                                                                 ==============
Institutional Shares:
  Net assets                                                     $1,202,380,628
                                                                 ==============
  Shares outstanding                                              1,202,380,628
                                                                 ==============
  Net asset value and offering price per share                   $         1.00
                                                                 ==============
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO
  Interest                                                       $   12,432,449
  Expenses                                                             (394,074)
                                                                 --------------
Net investment income allocated from Master Portfolio                12,038,375
                                                                 --------------
FUND EXPENSES (Note 2)
  Administration fees                                                    78,760
  Distribution fees - Distributor Shares                                      6
                                                                 --------------
Total fund expenses                                                      78,766
                                                                 --------------
Net investment income                                                11,959,609
                                                                 --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  ALLOCATED FROM MASTER PORTFOLIO
  Net realized gain                                                       9,503
                                                                 --------------
Net gain on investments                                                   9,503
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   11,969,112
                                                                 ==============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                                                DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                               ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                        $      11,959,609   $       1,301,638
  Net realized gain                                                                        9,503                  --
                                                                               -----------------   -----------------
Net increase in net assets resulting from operations                                  11,969,112           1,301,638
                                                                               -----------------   -----------------
Distributions to Shareholders:
  From net investment income
    Distributor Shares                                                                      (224)               (324)
    Institutional Shares                                                             (11,959,385)         (1,301,314)
  From net realized gain on sale of investments
    Institutional Shares                                                                  (9,503)                 --
                                                                               -----------------   -----------------
Total distributions to shareholders                                                  (11,969,112)         (1,301,638)
                                                                               -----------------   -----------------
Capital Share Transactions (Note 3):
  Distributor Shares                                                                         232                 324
  Institutional Shares                                                             1,186,345,939          16,029,627
                                                                               -----------------   -----------------
Net increase in net assets resulting from capital share transactions               1,186,346,171          16,029,951
                                                                               -----------------   -----------------
Increase in net assets                                                             1,186,346,171          16,029,951

NET ASSETS:
Beginning of year                                                                     16,040,075              10,124
                                                                               -----------------   -----------------
End of year                                                                    $   1,202,386,246   $      16,040,075
                                                                               =================   =================

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                Distributor Shares                               Institutional Shares
                                      --------------------------------------       --------------------------------------------
                                        Year Ended   Year Ended Period Ended        Year Ended       Year Ended    Period Ended
                                          Dec. 31,     Dec. 31,     Dec. 31,          Dec. 31,         Dec. 31,         Dec. 31,
                                              2001         2000      1999(1)              2001             2000          1999(1)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $    1.00    $    1.00    $    1.00      $       1.00     $       1.00    $       1.00
                                         ---------    ---------    ---------      ------------     ------------    ------------
Income from investment operations:
  Net investment income                       0.04         0.06         0.02              0.04             0.06            0.02
                                         ---------    ---------    ---------      ------------     ------------    ------------
Total from investment operations              0.04         0.06         0.02              0.04             0.06            0.02
                                         ---------    ---------    ---------      ------------     ------------    ------------
Less distributions from:
  Net investment income                      (0.04)       (0.06)       (0.02)            (0.04)           (0.06)          (0.02)
  From net realized gain                        --           --           --             (0.00)(3)           --              --
                                         ---------    ---------    ---------      ------------     ------------    ------------
Total distributions                          (0.04)       (0.06)       (0.02)            (0.04)           (0.06)          (0.02)
                                         ---------    ---------    ---------      ------------     ------------    ------------
Net asset value, end of period           $    1.00    $    1.00    $    1.00      $       1.00     $       1.00    $       1.00
                                         =========    =========    =========      ============     ============    ============
Total return                                  4.12%        6.46%        2.22%(4)          4.23%            6.55%           2.26%(4)
                                         =========    =========    =========      ============     ============    ============
Ratios/Supplemental data:
  Net assets, end of period (000s)       $       6    $       5    $       5      $  1,202,381     $     16,035    $          5
  Ratio of expenses to average net
    assets(2)                                 0.24%        0.22%        0.09%             0.12%            0.12%           0.07%
  Ratio of net investment income
    to average net assets(2)                  4.06%        6.22%        2.95%             3.04%            6.60%           2.97%

--------------------------------------------------------------------------------
(1)  Period From August 4, 1999 (Commencement of Operations) to December 31,
     1999.
(2) Annualized for Periods of Less Than One Year. These Ratios Include Expenses Charged to the Money Market Master Portfolio.
(3)  Rounds to Less Than $0.01.
(4)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

1.    Significant Accounting Policies

    Barclays Global Investors Funds (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc., was redomiciled from a Maryland corporation to a Delaware business trust effective January 11, 2002. The Trust currently offers the following diversified funds: the Asset Allocation, Bond Index, Institutional Money Market, Money Market, and S&P 500 Stock Funds, and the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 Portfolios.

    These financial statements relate only to the Institutional Money Market Fund (the "Fund"). The Fund offers two classes of shares: Distributor Shares and Institutional Shares. Both classes of shares have equal rights to assets and earnings, and differ principally in that the Distributor Shares bear distribution fees.

    The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    Investment Policy and Security Valuation

    The Fund invests all of its assets in the Money Market Master Portfolio (the "Master Portfolio"). The Master Portfolio has the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio (68.22% as of December 31, 2001). The method by which the Master Portfolio values its securities is discussed in Note 1 of the Master Portfolio's Notes to the Financial Statements, which are included elsewhere in this report.

    The performance of this Fund is directly related to the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The Fund seeks to maintain a constant net asset value of $1.00 per share for each of the two classes of shares. There is no assurance that the Fund will meet this objective.

    Security Transactions and Income Recognition

    The Fund records daily, its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. Net investment income, common fund expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class. Dividends are determined separately for each class based on income and expenses allocable to each class.

    Distributions to Shareholders

    Distributions to shareholders from net investment income of the Fund are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed annually, generally in December.

    Federal Income Taxes

    The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended December 31, 2001.

INSTITUTIONAL MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)

2.  Agreements and Other Transactions with Affiliates

    Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Fund. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as a sub-administrator of the Fund. IBT also serves as the transfer agent and dividend disbursement agent for the Fund.

    Stephens Inc. ("Stephens") is the Fund's distributor. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay expenses relating to the distribution of its Distributor Shares. Under the plan, Stephens is entitled to receive a fee for these services (expressed as a percentage of the average daily net assets) of 0.10% of the Fund's Distributor Shares. This fee is an expense of the Distributor Shares only and is not borne by the Institutional Shares.

    The Trust has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Fund, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Fund's ordinary operating expenses, excluding, generally, advisory fees, distribution fees and costs related to securities transactions. Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee (expressed as a percentage of average daily net assets) of 0.02% from the Fund. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the master portfolios of Master Investment Portfolio and other investment companies which are managed by BGFA, the Fund's investment advisor, may invest in the Institutional Shares of the Fund.

    Certain officers and trustees of the Trust are also officers of Stephens and BGI. As of December 31, 2001, these officers of Stephens and BGI collectively owned less than 1% of the outstanding shares of the Fund.

3.  Capital Share Transactions

    As of December 31, 2001, there were 21.3 billion shares of $.001 par value capital stock authorized by Barclays Global Investors Funds, Inc. Of these shares, the Fund was authorized to issue 7 billion shares of $.001 par value capital stock.

    Transactions in capital shares for the Fund were as follows:

        -------------------------------------------------------------------------------------------------
                                                       Year Ended                     Year Ended
                                                   December 31, 2001               December 31, 2000
                                              -----------------------------   ---------------------------
                                                     Shares          Amount         Shares         Amount
        -------------------------------------------------------------------------------------------------
        Distributor Shares
        Shares sold                                       8  $            8             --   $         --
        Shares issued in reinvestments
          of dividends                                  224             224            324            324
        Shares redeemed                                  --              --             --             --
                                              -------------  --------------   ------------   ------------
        Net increase                                    232  $          232            324   $        324
                                              =============  ==============   ============   ============

        Institutional Shares
        Shares sold                           2,029,585,475  $2,029,585,475    288,736,277   $288,736,277
        Shares issued in reinvestments
          of dividends                            7,748,752       7,748,752      1,301,314      1,301,314
        Shares redeemed                        (850,988,288)   (850,988,288)  (274,007,964)  (274,007,964)
                                              -------------  --------------   ------------   ------------
        Net increase                          1,186,345,939  $1,186,345,939     16,029,627   $ 16,029,627
                                              =============  ==============   ============   ============
        -------------------------------------------------------------------------------------------------

Independent Accountants' Report

To the Shareholders and Board of Trustees
Barclays Global Investors Funds:

    In our opinion the accompanying statement of assets and liabilities , and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Money Market Fund, a fund of Barclays Global Investors Funds, Inc. (the Fund), at December 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The financial statements of the Fund as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

Change in Independent Accountants (Unaudited)

    As a result of the resignation of KPMG LLP as the Fund's independent accountants, the Audit Committee and the Board of Directors of the Fund voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Fund's year ended December 31, 2001. During the two previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Fund and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Shareholder Meeting Results (Unaudited)

    The Annual Meeting of Shareholders of Barclays Global Investors Funds, Inc. (the "Company") was held on November 16, 2001. At the Meeting, the following matters were voted upon and approved by the shareholders of the Institutional Money Market Fund. The results of the voting are presented below.

                                                    Votes             Votes
Proposal 1(A)*                                       For             Withheld
--------------------------------------------------------------------------------

To elect the seven nominees specified
below as Directors of the Company.
    Mary G.F. Bitterman                           390,663,741        7,648,219
    Jack S. Euphrat                               390,664,196        7,647,764
    R. Greg Feltus                                390,665,087        7,646,873
    W. Rodney Hughes                              390,664,196        7,647,764
    Lee T. Kranefuss                              390,665,223        7,646,737
    Richard K. Lyons                              390,665,223        7,646,737
    Leo Soong                                     390,665,223        7,646,737

    Messrs. Euphrat, Feltus, Hughes and Soong previously served as Directors of the Company and were reelected. Ms. Bitterman, Mr. Kranefuss and Mr. Lyons were newly elected. All seven Directors of the Company now serve as Trustees of the Trust.

                                                    Votes             Votes
Proposal 1(B)                                        For             Withheld
--------------------------------------------------------------------------------

To elect the seven nominees specified
below as Trustees of Master Investment
Portfolio.
    Mary G.F. Bitterman                           331,379,158               --
    Jack S. Euphrat                               331,379,158               --
    R. Greg Feltus                                331,379,158               --
    W. Rodney Hughes                              331,379,158               --
    Lee T. Kranefuss                              331,379,158               --
    Richard K. Lyons                              331,379,158               --
    Leo Soong                                     331,379,158               --

                                  Votes        Votes       Votes       Broker
Proposal 2(A)                      For        Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve converting the
Fund's investment objectives
from fundamental to
non-fundamental.                331,379,158          --          --         --

                                  Votes        Votes       Votes       Broker
Proposal 2(B)                      For        Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To instruct the Fund to
approve a proposal to convert
the investment objectives of
the Money Market Master
Portfolio from fundamental to
non-fundamental.                 331,379,158          --          --        --

Proposal 3

Not applicable to the Fund. Relates to the Bond Index Fund only.

Proposal 4

Not applicable to the Fund. Relates to the LifePath Portfolios only.

                                   Votes       Votes       Votes       Broker
Proposal 5(A)                       For       Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve amending the Fund's
fundamental investment policy
concerning industry
concentration.                  331,379,158         --          --         --

                                   Votes       Votes       Votes       Broker
Proposal 5(B)                       For       Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve amending the Fund's
fundamental investment policy
concerning diversification.     331,379,158         --          --         --

                                   Votes       Votes       Votes       Broker
Proposal 5(C)                       For       Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve amending the Fund's
fundamental investment policy
concerning the borrowing of
money.                          331,379,158       --            --         --

                                   Votes       Votes       Votes       Broker
Proposal 5(D)                       For       Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve amending the Fund's
fundamental investment policy
concerning the issuance of
senior securities.              331,379,158       --            --         --

                                   Votes       Votes       Votes       Broker
Proposal 5(E)                       For       Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve amending the Fund's
fundamental investment policy
concerning lending.             331,379,158       --            --         --

                                   Votes       Votes       Votes       Broker
Proposal 5(F)                       For       Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve amending the Fund's
fundamental investment policy
concerning underwriting.        331,379,158       --            --         --

                                   Votes       Votes       Votes       Broker
Proposal 5(G)                       For       Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve amending the Fund's
fundamental investment policy
concerning investments in real
estate.                         331,379,158       --            --         --

                                   Votes       Votes       Votes       Broker
Proposal 5(H)                       For       Against    Abstaining  Non-Votes**
--------------------------------------------------------------------------------

To approve amending the Fund's
fundamental investment policy
concerning investments in
commodities and commodity
contracts.                      331,379,158       --            --         --

                                                                  Votes        Votes       Votes       Broker
Proposal 5(I)(i)                                                   For        Against    Abstaining  Non-Votes**
----------------------------------------------------------------------------------------------------------------
To approve converting the
Fund's fundamental policy
concerning puts, calls and
straddles to a non-fundamental
policy.                                                        331,379,158          --          --          --

                                                                  Votes        Votes       Votes       Broker
Proposal 5(I)(ii)                                                  For        Against    Abstaining  Non-Votes**
----------------------------------------------------------------------------------------------------------------
To approve converting the Fund's fundamental policy
concerning oil, gas and mineral interests to a non-
fundamental policy.                                            331,379,158          --          --          --

                                                                  Votes        Votes       Votes       Broker
Proposal 5(I)(iii)                                                 For        Against    Abstaining  Non-Votes**
----------------------------------------------------------------------------------------------------------------
To approve converting the Fund's fundamental policy
concerning control or management to a
non-fundamental policy.                                        331,379,158          --          --          --

                                                                  Votes        Votes       Votes       Broker
Proposal 5(I)(iv)                                                  For        Against    Abstaining  Non-Votes**
----------------------------------------------------------------------------------------------------------------
To approve converting the Fund's fundamental policy
concerning securities on margin to a non-fundamental
policy.                                                        331,379,158          --          --          --

                                                                  Votes        Votes       Votes       Broker
Proposal 6*                                                        For        Against    Abstaining  Non-Votes**
----------------------------------------------------------------------------------------------------------------
To approve the redomiciling of the Company as a Delaware
Business Trust and thereafter dissolve the existing
Maryland Corporation.                                           386,821,101   4,690,788    4,843,461   1,956,610
----------------------------------------------------------------------------------------------------------------

  *  Denotes company-wide proposal and voting results.
  ** Broker Non-Votes are proxies received by the Fund from brokers or noninees, who neither has received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter.

Trustees Information (Unaudited)

     The Board of Trustees has responsibility for the overall management and operations of the Funds. Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee oversees 23 funds within the fund complex and serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about the Funds' Trustees may be found in the Funds' Statements of Additional Information, which are available without charge upon request by calling toll-free 1-888-204-3956.

                        Officers And Interested Trustees

----------------------------------------------------------------------------------------------------------------------------
                                                   Position(s), Length                Principal Occupations During Past
     Name, Address and Age                         of Time Served                     5 Years, Directorships Held
----------------------------------------------------------------------------------------------------------------------------
Richard H. Blank, Jr., 45                 Chief Operating Officer, Secretary and    Vice President of Stephens Inc.;
                                          Treasurer, since October 20, 1993         Director of Stephens Sports Management
                                                                                    Inc.; and Director of Capo Inc.

R. Greg Feltus, 50*                       Trustee, Chairman and President, since    Executive Vice President of Stephens
                                          October 20, 1993                          Inc.; President of Stephens Insurance
                                                                                    Services Inc.; Senior Vice President of
                                                                                    Stephens Sports Management Inc.; and
                                                                                    President of Investors Brokerage
                                                                                    Insurance Inc.

Lee T. Kranefuss, 40**                    Trustee, since November 16, 2001.         Chief Executive Officer of the
Barclays Global Investors                                                           Individual Investor Business of Barclays
45 Fremont Street                                                                   Global Investors, N.A.; The Boston
San Francisco, CA 94105                                                             Consulting Group (until 1997)
----------------------------------------------------------------------------------------------------------------------------

                             Disinterested Trustees

----------------------------------------------------------------------------------------------------------------------------
                                                   Position(s), Length                Principal Occupations During Past
     Name, Address and Age                         of Time Served                     5 Years, Directorships Held
----------------------------------------------------------------------------------------------------------------------------
Mary G.F. Bitterman, 57                   Trustee, since November 16, 2001          President and Chief Executive Officer of
                                                                                    the James Irvine Foundation; President
                                                                                    and Chief Executive Officer of
                                                                                    KQED, Inc.; Director of Pacific Century
                                                                                    Financial Corporation/Bank of Hawaii.

Jack S. Euphrat, 79                       Trustee, since October 20, 1993           Private Investor.

W. Rodney Hughes, 75                      Trustee, since October 20, 1993           Private Investor.

Richard K. Lyons, 41                      Trustee, since November 16, 2001          Professor, University of California,
                                                                                    Berkeley: Haas School of Business;
                                                                                    Member, Council of Foreign Relations;
                                                                                    Director of Matthews International
                                                                                    Funds; Trustee of iShares Trust;
                                                                                    Director of iShares, Inc.

Leo Soong, 55                             Trustee, since February 9, 2000           Managing Director of C.G. Roxane LLC;
                                                                                    Managing Director of Crystal Geyser
                                                                                    Roxane Water Co.; Co-Founder and
                                                                                    President of Crystal Geyser Water Co.
----------------------------------------------------------------------------------------------------------------------------

  * R. Greg Feltus is deemed to be an "interested person" because he serves as the Executive Vice President of Stephens Inc., the distributor and co-administrator of the Funds.
 ** Lee T. Kranefuss is deemed to be an "interest person" because he serves as Chief Executive Officer of the individual investor Business of Barclays Global Investors, N.A., the co-administrator of the Funds and the parent company of BGFA, the investment advisor for MIP.

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments
December 31, 2001

                                                            Face
Security                                                  Amount           Value
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT-11.12%
--------------------------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank
  AG
  1.78%, 02/14/02                                    $ 5,000,000  $    5,000,000
  2.05%, 01/31/02                                     40,000,000      40,000,000
Bayerische Landesbank
  5.05%, 02/26/02                                     20,000,000      20,097,150
BNP Paribas
  3.42%, 03/06/02                                     15,000,000      15,037,014
Chase Manhattan Bank USA
  1.75%, 03/12/02                                     25,000,000      25,000,000
Comerica Bank-Detroit
  3.71%, 09/17/02                                     10,000,000      10,004,049
Commerzbank AG
  3.64%, 01/22/02                                      5,000,000       5,000,037
Dresdner Bank AG
  2.53%, 10/15/02                                     10,000,000      10,041,195
Societe Generale
  3.88%, 07/29/02                                     15,000,000      14,998,329
Svenska Handelsbanken AB
  1.84%, 01/17/02                                     36,000,000      35,999,839
Toronto-Dominion Bank
  2.04%, 11/13/02                                     10,000,000      10,000,000
US Bank NA Minnesota
  3.44%, 02/25/02                                      5,000,000       5,000,000
--------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $196,177,613)                                                 196,177,613
--------------------------------------------------------------------------------

COMMERCIAL PAPER-51.73%
--------------------------------------------------------------------------------
Amstel Funding Corp.
  1.93%, 04/12/02                                     11,483,000      11,420,823
  1.97%, 03/07/02                                      5,000,000       4,982,215
  2.12%, 02/12/02                                     10,000,000       9,975,267
  2.15%, 05/24/02                                     10,000,000       9,914,597
  2.34%, 01/04/02                                     10,000,000       9,998,054
  2.34%, 03/04/02                                      8,767,000       8,731,669
  2.37%, 04/10/02                                     20,000,000      19,869,650
  3.53%, 02/11/02                                      5,000,000       4,979,899
Banque Generale du Luxembourg
  1.92%, 02/04/02                                     25,000,000      24,954,667
COFCO Capital Corp.
  1.86%, 01/10/02                                     14,400,000      14,393,304
Danske Corp.
  3.39%, 02/19/02                                      5,000,000       4,976,929
Deutsche Bank Financial LLC
  2.06%, 02/11/02                                     10,000,000       9,976,539
Dorada Finance Inc.
  2.32%, 01/22/02                                      5,000,000       4,993,233
Edison Asset Securitization Corp.
  2.07%, 02/14/02                                     10,000,000       9,974,700
Falcon Asset Securitization Corp.
  1.87%, 02/15/02                                      5,560,000       5,547,004
Fayette Funding LP
  2.00%, 02/06/02                                     20,000,000      19,960,000
--------------------------------------------------------------------------------

COMMERCIAL PAPER (Continued)
--------------------------------------------------------------------------------
Formosa Plastics
  1.80%, 03/21/02                                    $13,000,000  $   12,948,650
  2.07%, 02/20/02                                      3,740,000       3,729,248
Forrestal Funding Corp.
  1.92%, 03/05/02                                     20,000,000      19,932,800
  2.13%, 01/28/02                                     25,000,000      24,960,063
GE Capital International
  1.81%, 03/20/02                                     10,000,000       9,960,783
  2.29%, 02/13/02                                     25,000,000      24,931,618
General Electric Capital Corp.
  2.03%, 02/22/02                                     10,000,000       9,970,678
  3.36%, 02/19/02                                     10,000,000       9,954,266
Goldman Sachs Group Inc.
  1.75%, 01/02/02                                     37,000,000      36,998,201
Intrepid Funding
  2.10%, 01/18/02                                     13,053,000      13,040,056
  2.10%, 01/28/02                                     35,000,000      34,944,875
  2.38%, 01/18/02                                     29,000,000      28,967,407
Jupiter Securitization Corp.
  1.87%, 02/14/02                                      3,679,000       3,670,591
  1.87%, 02/13/02                                      4,382,000       4,372,212
  2.05%, 01/04/02                                      5,000,000       4,999,146
  2.07%, 01/22/02                                     10,000,000       9,987,925
  2.08%, 01/16/02                                     10,000,000       9,991,333
  2.32%, 01/22/02                                      9,844,000       9,830,678
  2.35%, 01/14/02                                      5,138,000       5,133,640
  3.58%, 01/28/02                                      8,147,000       8,125,125
K2 USA LLC
  1.84%, 03/05/02                                     20,000,000      19,935,600
  2.37%, 02/15/02                                     16,000,000      15,952,700
Liberty Street Funding Corp.
  1.85%, 02/08/02                                     25,000,000      24,951,181
  1.95%, 02/08/02                                     10,000,000       9,979,417
  2.00%, 01/31/02                                      3,580,000       3,574,033
  2.12%, 01/24/02                                     17,193,000      17,169,713
  2.25%, 04/19/02                                      6,162,000       6,120,407
Loch Ness LLC
  1.79%, 03/11/02                                      2,304,000       2,296,095
  1.80%, 03/11/02                                     10,000,000       9,965,500
  1.85%, 03/19/02                                      8,000,000       7,968,344
  2.05%, 04/30/02                                      7,765,000       7,712,381
  2.05%, 01/15/02                                      3,500,000       3,497,210
  2.12%, 01/15/02                                      4,842,000       4,838,008
  2.29%, 01/22/02                                     20,000,000      19,973,283
  3.60%, 01/10/02                                      5,000,000       4,995,500
  3.61%, 01/23/02                                     10,000,000       9,977,939
  3.66%, 01/15/02                                     10,000,000       9,985,767
Market Street Funding Corp.
  2.11%, 01/11/02                                     10,000,000       9,994,139
Moat Funding LLC
  1.79%, 02/19/02                                     25,000,000      24,939,090
  2.28%, 04/22/02                                     20,000,000      19,859,400
  3.58%, 01/22/02                                     10,000,000       9,979,116

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

Security                             Face Amount           Value
----------------------------------------------------------------
COMMERCIAL PAPER (Continued)
----------------------------------------------------------------
Moriarty LLC
  2.09%, 02/19/02                    $15,000,000  $   14,957,329
Receivables Capital Corp.
  2.05%, 01/18/02                     15,000,000      14,985,479
Sigma Finance Inc.
  1.80%, 02/11/02                     16,976,000      16,941,199
  2.35%, 01/24/02                      3,000,000       2,995,496
Silver Tower US Funding LLC
  1.99%, 01/07/02                     20,000,000      19,993,367
  2.10%, 01/23/02                     15,000,000      14,980,750
  2.14%, 02/01/02                     20,000,000      19,963,145
  2.14%, 01/28/02                      9,000,000       8,985,555
Special Purpose Accounts
  Receivable Corp.
  2.09%, 01/29/02                     20,000,000      19,967,489
Svenska Handelsbanken Inc.
  1.91%, 05/06/02                     10,000,000       9,933,681
Swedish Export Credit Corp.
  1.82%, 03/12/02                     54,525,000      54,332,042
Thames Asset Global
  Securitization Inc.
  2.56%, 01/30/02                     10,000,000       9,979,378
----------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $912,777,578)                                 912,777,578
----------------------------------------------------------------

MEDIUM TERM NOTES-5.37%
----------------------------------------------------------------
Beta Finance Co. Ltd.
  2.54%, 10/16/02                     15,000,000      15,000,000
  3.67%, 09/10/02                     15,000,000      15,000,000
  4.31%, 05/31/02                      5,000,000       5,000,000
Dorada Finance Inc.
  4.08%, 07/16/02                      5,000,000       5,000,000
General Electric Capital Corp.
  5.50%, 04/15/02                      4,700,000       4,742,082
K2 USA LLC
  2.21%, 11/12/02                     10,000,000      10,000,000
Links Finance LLC
  2.20%, 11/19/02                     15,000,000      15,000,000
  2.58%, 11/13/02                     15,000,000      15,000,000
Sigma Finance Inc.
  4.16%, 08/06/02                     10,000,000      10,000,000
----------------------------------------------------------------

TOTAL MEDIUM TERM NOTES
(Cost: $94,742,082)                                   94,742,082
----------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS-1.11%
----------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation
  2.07%, 11/07/02                     20,000,000      19,643,500
----------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(Cost: $19,643,500)                                   19,643,500
----------------------------------------------------------------

VARIABLE & FLOATING RATE NOTES-28.17%
----------------------------------------------------------------
Associates Corp. of North America
  1.91%, 06/17/02                    $15,000,000  $   14,999,987
  2.22%, 05/17/02                      2,500,000       2,501,330
  2.28%, 02/04/02                      1,000,000       1,000,124
  2.33%, 05/01/02                      6,500,000       6,502,949
Associates Manufactured Housing
  Certificates
  2.13%, 10/15/02                      3,522,523       3,522,523
Bank of America Corp.
  2.02%, 06/17/02                      5,285,000       5,292,837
  2.68%, 08/01/02                      2,000,000       2,005,278
  3.75%, 02/11/02                     20,000,000      20,006,527
Bank One Corp.
  2.00%, 06/26/02                      3,000,000       3,000,260
  2.11%, 08/12/02                      2,000,000       2,002,425
  2.21%, 05/07/02                     10,000,000      10,005,708
Bank One NA
  4.44%, 01/31/02                      3,000,000       3,000,063
Countrywide Home Loans Inc.
  2.33%, 02/01/02                     10,000,000      10,000,481
Dorada Finance Inc.
  1.85%, 05/14/02                     10,000,000      10,000,000
First Union Corp.
  2.21%, 05/09/02                     10,000,000      10,006,040
First Union National Bank
  2.01%, 02/25/02                      5,000,000       4,999,873
  2.14%, 08/16/02                     10,000,000      10,007,376
  2.36%, 10/29/02                     30,000,000      30,022,572
  3.59%, 09/06/02                      2,000,000       2,001,706
Fleet National Bank
  2.27%, 09/03/02                      1,000,000       1,000,951
  2.54%, 01/22/02                      4,000,000       4,000,867
Goldman Sachs Group Inc.
  2.10%, 01/14/02                      5,000,000       5,000,271
  2.13%, 05/24/02                      7,500,000       7,504,584
  2.25%, 02/12/02                      1,000,000       1,000,273
  2.30%, 03/08/02                      5,000,000       5,005,537
  2.50%, 02/18/02                      1,400,000       1,400,744
  2.55%, 01/23/02                      8,000,000       8,001,018
  2.56%, 01/17/02                      2,000,000       2,000,182
  2.60%, 01/14/02                      5,000,000       5,000,447
  2.61%, 01/14/02                      5,000,000       5,000,464
Holmes Financing No. 5 Series 1
  Class A
  1.91%, 10/15/02                     50,000,000      50,000,000
Household Finance Corp.
  2.18%, 05/14/02                     10,000,000      10,007,665
K2 USA LLC
  1.87%, 06/17/02                     10,000,000      10,000,000
  1.90%, 01/15/02                     10,000,000       9,999,994
  1.93%, 10/21/02                     15,000,000      15,000,000
Key Bank NA
  2.02%, 03/25/02                      9,000,000       9,002,475
  2.65%, 07/02/02                     10,000,000      10,005,577
  2.65%, 07/02/02                     10,500,000      10,501,088
  4.01%, 03/18/02                      3,000,000       3,000,929

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2001

                                                          Face
Security                                                Amount          Value
------------------------------------------------------------------------------
VARIABLE & FLOATING RATE NOTES (Continued)
------------------------------------------------------------------------------
Links Finance LLC
  1.84%, 01/25/02                                  $10,000,000  $    9,999,706
Merrill Lynch & Co. Inc.
  2.50%, 07/24/02                                    4,000,000       4,004,554
  2.51%, 02/08/02                                    3,000,000       3,001,332
  2.53%, 01/15/02                                    5,000,000       5,000,347
  2.68%, 04/08/02                                   10,000,000      10,006,913
  2.82%, 03/25/02                                   15,055,000      15,063,267
Monet Trust Class A2 Notes
  1.97%, 06/28/02                                   15,000,000      15,000,000
Morgan Stanley Dean Witter & Co.
  2.30%, 05/20/02                                    3,000,000       3,003,848
  3.83%, 01/28/02                                    1,700,000       1,700,263
National City Bank
  2.17%, 03/01/02                                   10,000,000      10,000,895
Sigma Finance Inc.
  1.85%, 01/16/02                                   10,000,000       9,999,897
Textron Financial Corp. 2001-A
  Class A-1
  2.12%, 12/20/02                                   25,800,000      25,800,000
Unilever NV
  2.47%, 10/24/02                                   45,000,000      45,066,619
US Bancorp
  5.20%, 05/08/02                                   13,000,000      13,006,987
Wachovia Bank NA
  2.07%, 05/23/02                                    3,000,000       3,001,145
------------------------------------------------------------------------------

TOTAL VARIABLE & FLOATING RATE NOTES
(Cost: $496,966,898)                                               496,966,898
------------------------------------------------------------------------------

REPURCHASE AGREEMENTS-2.29%
------------------------------------------------------------------------------
Goldman Sachs Tri-Party
  Repurchase Agreement, dated
  12/31/01, due 01/02/02, with a
  maturity value of $20,002,000
  and an effective yield of 1.80%.                 $20,000,000  $   20,000,000

Merrill Lynch Tri-Party Repurchase
  Agreement, dated 12/31/01, due
  01/02/02, with a maturity value
  of $20,418,008 and an effective
  yield of 1.77%.                                   20,416,000      20,416,000
------------------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $40,416,000)                                                 40,416,000
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES-99.79%
(Cost $1,760,723,671)                                            1,760,723,671
------------------------------------------------------------------------------

Other Assets, Less Liabilities-0.21 %                                3,758,440
------------------------------------------------------------------------------

NET ASSETS-100.00%                                              $1,764,482,111
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at amortized cost (Cost: $1,760,723,671) (Note 1)                    $1,760,723,671
Cash                                                                                                       901

Receivables:
  Interest                                                                                           4,061,625
                                                                                                --------------
Total Assets                                                                                     1,764,786,197
                                                                                                --------------

LIABILITIES

Payables:
  Advisory fees (Note 2)                                                                               304,086
                                                                                                --------------
Total Liabilities                                                                                      304,086
                                                                                                --------------
NET ASSETS                                                                                      $1,764,482,111
                                                                                                ==============
--------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Interest                                                                                      $   37,482,531
                                                                                                --------------
Total investment income                                                                             37,482,531
                                                                                                --------------
EXPENSES (Note 2)
  Advisory fees                                                                                        997,827
                                                                                                --------------
Total expenses                                                                                         997,827
                                                                                                --------------
Net investment income                                                                               36,484,704
                                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sale of investments                                                              26,158
                                                                                                --------------
Net gain on investments                                                                                 26,158
                                                                                                --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $   36,510,862
                                                                                                ==============
--------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        For the Year Ended  For the Year Ended
                                                                         December 31, 2001   December 31, 2000
                                                                        ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                   $    36,484,704     $     26,598,971
  Net realized gain                                                                26,158                   22
                                                                          ---------------     ----------------
Net increase in net assets resulting
  from operations                                                              36,510,862           26,598,993
                                                                          ---------------     ----------------
Interestholder Transactions:
  Contributions                                                             7,101,626,395        1,633,105,244
  Withdrawals                                                              (5,886,952,331)      (1,391,880,314)
                                                                          ---------------     ----------------
Net increase in net assets resulting
  from interestholder transactions                                          1,214,674,064          241,224,930
                                                                          ---------------     ----------------
Increase in net assets                                                      1,251,184,926          267,823,923

NET ASSETS:
Beginning of year                                                             513,297,185          245,473,262
                                                                          ---------------     ----------------
End of year                                                               $ 1,764,482,111     $    513,297,185
                                                                          ===============     ================

--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1.  Significant Accounting Policies

    Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

    These financial statements relate only to the Money Market Master Portfolio (the "Master Portfolio").

    The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    Security Valuation

    The Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

    Security Transactions and Income Recognition

    Security transactions are accounted for on trade date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount, using a constant yield to maturity method.

    Federal Income Taxes

    MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Repurchase Agreements

    The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

MONEY MARKET MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

    The repurchase agreements held by the Master Portfolio at December 31, 2001 were fully collateralized by U.S. Government and Agency obligations as follows:

--------------------------------------------------------------------------------------------------
                                                                                  Aggregate Market
Repurchase Agreement                 Interest Rate(s)           Maturity Date(s)             Value

--------------------------------------------------------------------------------------------------
Goldman Sachs Tri-Party                   6.50%                10/01/31           $     20,400,000
Merrill Lynch Tri-Party               4.88% - 8.00%      07/01/06 - 03/01/41            20,825,658
--------------------------------------------------------------------------------------------------


2.   Agreements and Other Transactions with Affiliates

    Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.10% of the average daily net assets of the Master Portfolio, as compensation for advisory services.

    Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

    Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

    MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

    Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2001, BGIS did not receive any brokerage commissions from the Master Portfolio, related to purchases and sales of portfolio investments.

    Certain officers and trustees of MIP are also officers of Stephens and BGI. As of December 31, 2001, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3.   Investment Portfolio Transactions

    At December 31, 2001, the Master Portfolio's cost for federal income tax purposes was the same as for financial statement purposes.

4.   Financial Highlights

    Financial highlights for the Master Portfolio were as follows:

-------------------------------------------------------------------------------------------------
                                     Year ended       Year ended     Period ended  Period ended
                                   December 31,     December 31,     December 31,  February 28,
                                           2001             2000          1999/1/       1999/4/
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets/2/                             0.10%            0.10%            0.10%         0.10%
Ratio of net investment income
to average net assets/2/                  3.66%            6.43%            5.23%         5.17%
Total return                              4.23%            6.52%            4.44%/3/      2.61%/3/

-------------------------------------------------------------------------------------------------

/1/ For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
/2/  Annualized for periods of less than one year.
/3/  Not annualized.
/4/ For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

Independent Accountants' Report

To the Interestholders and Board of Trustees
Master Investment Portfolio:

    In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Master Portfolio, a portfolio of Master Investment Portfolio (the "Portfolio"), at December 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which include confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

    The financial statements of the Portfolio as of December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

Change in Independent Accountants (Unaudited)

    As a result of the resignation of KPMG LLP as the Master Portfolio's independent accountants, the Audit Committee and the Board of Trustees of the Master Portfolio voted to appoint PricewaterhouseCoopers LLP as the independent accountants for the Master Portfolio's year ended December 31, 2001. During the three previous years, the audit reports of KPMG LLP contained no adverse opinion or disclaimer of opinion; nor were its reports qualified nor modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous years, there were no disagreements between the Master Portfolio and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Trustee Information (Unaudited)

    The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as the Trustees and Officers of Barclays Global Investors Funds ("BGIF"). Please see the Trustees Information for BGIF (found elsewhere in this report), for information regarding the Trustees and Officers of MIP.

                                            Barclays Global Investors Funds
                                            c/o Investors Bank and Trust Co.
                                            200 Clarendon Street
                                            Boston, MA 02116